Exhibit 99.3

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The Oncology Institute Completes Business Combination with DFP Healthcare Acquisitions Corp. to Become Publicly-Traded Company

November 15, 2021 08:00 ET | Source: Toi Management, LLC

NEW YORK and LOS ANGELES, Nov. 15, 2021 (GLOBE NEWSWIRE) -- The Oncology Institute ("TOI" or "The Company"), the U.S. market leader in value-based oncology care, announced today that it has closed its previously announced business combination with DFP Healthcare Acquisitions Corp. ("DFPH"). The transaction was approved at a special meeting of DFP's stockholders on November 12, 2021.

The combined company was renamed "The Oncology Institute" and will be led by its existing management team. Its shares of common stock and warrants began trading today on NASDAQ under the new ticker symbols "TOI" and "TOIIW".

The transaction implies an enterprise value for TOI of $842 million. In connection with the transaction, TOI raised approximately $334 million of cash proceeds, which includes $275 million from a previously announced private placement of common stock (the "PIPE"). Of that $334 million, approximately $133 million will be retained on TOI's balance sheet to fund growth initiatives, including de novo clinics and acquisitions.

"Today is an incredibly proud moment for TOI and a key milestone for the industry at large," said Brad Hively, CEO of The Oncology Institute. "We are leading the shift to value-based oncology care by deploying a scalable and replicable operating model to disrupt the $200 billion US oncology market. Since our founding in 2007, we have provided high-quality cancer care to more than 150,000 patients in 50 locations across California, Nevada, Arizona, and Florida. We would not have reached this important milestone were it not for the dedication and hard work of our teammates throughout the country. As a public company, we look forward to bringing our proven model of individualized care plans, evidence-based medicine, and great symptom control to more patients throughout the nation."

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patient satisfaction, which is disrupting the status quo in cancer care. We are excited to close this transaction, and I look forward to continuing to work alongside Brad and the management team to make high-quality, affordable cancer care a reality."

The Oncology Institute's new board of directors will be comprised of seven directors, including: Richard Barasch, Brad Hively, Karen Johnson, Mo Kaushal, Anne McGeorge, Maeve O'Meara, and Ravi Sarin. TOI's management team will continue to be led by Brad Hively, Chief Executive Officer; Dr. Daniel Virnich, Chief Operating Officer; Scott Dalgleish, Chief Financial Officer; and Dr. Matt Miller, Chief Administrative Officer.

Advisors

Jefferies LLC acted as lead financial advisor and Guggenheim Securities, LLC acted as financial advisor to The Oncology Institute. Deutsche Bank Securities Inc. and UBS Investment Bank acted as financial advisors to DFP. Deutsche Bank Securities Inc., Jefferies LLC and UBS Investment Bank acted as capital markets advisors to DFP. Latham & Watkins LLP acted as legal advisor to The Oncology Institute, White & Case LLP and Polsinelli PC acted as legal advisors to DFP, and Katten Muchin Rosenman LLP acted as legal advisor to Deerfield. Deutsche Bank Securities Inc., Jefferies LLC, UBS Investment Bank and Guggenheim Securities, LLC, acted as placement agents on the PIPE and Sidley Austin LLP acted as legal counsel to the placement agents.

About The Oncology Institute

Founded in 2007, The Oncology Institute of Hope and Innovation (TOI) is advancing oncology by delivering highly specialized, value-based cancer care in the community setting. TOI offers cutting-edge, evidence-based cancer care to a population of more than 1.5 million patients including clinical trials, stem cell transplants, transfusions, and other care delivery models traditionally associated with the most advanced care delivery organizations. With 80+ employed clinicians and more than 600 teammates in 50 clinic locations and growing, TOI is changing oncology for the better. For more information visit www.theoncologyinstitute.com.

About DFP Healthcare Acquisitions Corp.

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~lobeNewswire COVID-19 NEWS SERVICESv CONTACT us FRANc;:AIS SICiN IN E·IHHll-1 17)'notified combination with one or more businesses. DFPH's sponsor was an affiliate of Deerfield Management Company, LP., an investment firm focused exclusively on the healthcare industry, and Richard Barasch. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act ofl995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect,'' "should," "would,'' "plan," "predict," "potential," "seem," "seek," "future," "outlook,• and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the Company's common stock will begin trading on Nasdaq, and the anticipated benefits of the business combination. These statements are based on various assumptions and on the current expectations of DFP and The Oncology Institute and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFP and The Oncology Institute. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which The Oncology Institute may become a party or governmental investigations to which The Oncology Institute may become subject that could interrupt or limit The Oncology lnstitute's operations, result in adverse judgments, settlements or fines and create negative publicity; changes in The Oncology lnstitute's clients' preferences, prospects and the competitive conditions prevailing in the healthcare sector; the risk that any required regulatory approvals could adversely affect the combined company or the expected benefits of the business combination; failure to continue to meet stock exchange listing standards; the impact of COVID-19 on the combined company's business; those factors discussed in the documents of DFP or TOI filed, or to be filed, 3/5

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Oncology Institute presently know or that DFP and The Oncology Institute currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFP's and The Oncology Institute's expectations, plans or forecasts of future events and views as of the date of this press release. DFP and The Oncology Institute anticipate that subsequent events and developments will cause DFP's and The Oncology Institute's assessments to change. DFP and The Oncology Institute do not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing DFP's and The Oncology Institute's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media

The Oncology Institute
Julie Korinke
juliekorinke@theoncologyinstitute.com
(562) 735-3226 x 88806

Revive
Michael Petrone
mpetrone@reviveagency.com
(615) 760-4542

Investors

Solebury Trout
Maria Lycouris
mlycouris@soleburytrout.com

Tags

TOI | The Oncology Institute

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